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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                   PURSUANT TO SECTION 12 (b) OR 12 (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              PERRIN PARTNERS, INC.
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             (Exact name of registrant as specified in its Charter)

                Delaware                             13-4137656
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  (State of Incorporation or Organization)            (I.R.S. Employer
                                                     Identification No.)

           5 Hanover Square, Mezzanine Level
                 New York, New York                              10004
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   ( Address of Principal Executive Offices)                    (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12 (b) of the Exchange Act and is effective pursuant to General Instruction A. (c), please check the following box [ ].

If this form relates to the registration of a class of securities pursuant to
Section 12 (g) of the Exchange Act and is effective pursuant to General Instruction A. (d), please check the following box [ x ].

         Securities Act Registration statement file number to which this form relates: 333-61826

                     Securities to be registered pursuant to
                           Section 12 (g) of the Act:

                          Common Stock, .0001 par value
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                                (Title of Class)



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ITEM.    1.          DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

           The information included under the heading "Description of Securities" including subheading "Common Stock," of the Registration Statement on Form SB-2 of PERRIN PARTNERS, INC. (Registration No. ( 333-61826 ), as amended, is incorporated herein by reference. The final Prospectus to be filed by PERRIN PARTNERS, INC. pursuant to Rule 424 (b) is also deemed incorporated by reference herein upon such filing.

ITEM.         2.     EXHIBITS.


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           The following documents are included as Exhibits as indicated, to the
Registration Statement and incorporated herein by this reference:

                             REGISTRATION STATEMENT

                     EXHIBIT DESCRIPTION                 EXHIBIT NUMBER
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  Certificate of Incorporation                                 3.1
  of Registrant

  Bylaws of Registrant                                         3.2




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                                    SIGNATURE

           Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                PERRIN PARTNERS, INC.

Date: July 31, 2002                             By:


                                                Name: Peter Hoffman
                                                Title: Vice-President















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